Nature of Operations	6 Months Ended
Jun. 30, 2022
Nature of Operations
Nature of Operations

Note 1: Nature of operations

Fury Gold Mines Limited (the “Company” or “Fury Gold”) was incorporated on June 9, 2008, under the Business Corporations Act (British Columbia) and is listed on the Toronto Stock Exchange and the NYSE-American, with its common shares trading under the symbol FURY. The Company’s registered and records office is at 1500-1055 West Georgia Street Vancouver, BC, V6E 4N7 and the mailing address is 1630-1177 West Hastings Street, Vancouver, BC, V6E 2K3.

The Company’s principal business activity is the acquisition and exploration of resource projects in Canada. At June 30, 2022, the Company had two principal projects: Eau Claire in Quebec, and Committee Bay in Nunavut.

Sale of Homestake Resources Corporation

On December 6, 2021, the Company entered into a definitive agreement (the “Purchase Agreement”) with Dolly Varden Silver Corporation (“Dolly Varden”) pursuant to which the Company agreed to sell to Dolly Varden a 100% interest in Fury Gold’s wholly owned subsidiary, Homestake Resources Corporation (“Homestake Resources”) in exchange for $5,000 in cash and 76,504,590 common shares in Dolly Varden. Homestake Resources is the owner of a 100% interest in the Homestake Ridge gold-silver project which is located adjacent to the Dolly Varden Project owned by Dolly Varden in the Golden Triangle, British Columbia (“the Dolly Varden Transaction”). The Dolly Varden Transaction completed on February 25, 2022 (note 3). As a result, Fury acquired 76,504,590 common shares of Dolly Varden on February 25, 2022, representing approximately 35.3% of the Dolly Varden Shares outstanding as of the transaction date.

In connection with the Dolly Varden Transaction and as contemplated in the Purchase Agreement, Dolly Varden and Fury Gold have also entered into an investor rights agreement dated February 25, 2022 (the “Investor Rights Agreement”). Pursuant to its obligations under the Investor Rights Agreement, Dolly Varden has appointed Forrester “Tim” Clark, the Chief Executive Officer (“CEO”) of Fury Gold, and Michael Henrichsen, the Chief Geological Officer (“CGO”) of Fury Gold, to the board of directors of Dolly Varden.

Acquisition of 25% equity interest in Universal Mineral Services Ltd (“UMS”)

On April 1, 2022, the Company purchased a 25% share interest in UMS, a private shared-services provider for nominal consideration (note 6). The remaining 75% of UMS is owned equally by three other junior resource issuers, namely Tier One Silver Corporation, Coppernico Metals Inc, and Torq Resources who share a head office location in Vancouver, BC. Previously, UMS had been privately owned by a director in common, Mr. Ivan Bebek, then subsequently from January 1, 2022, by Mr. Steve Cook, another director in common, until March 31, 2022.

UMS is the private company through which its shareholders, including Fury Gold, share geological, financial, and transactional advisory services as well as administrative services on a full, cost recovery basis. Having these services available through UMS, on an as needed basis, allows the Company to maintain a more efficient and cost-effective corporate overhead structure by hiring fewer full-time employees and engaging outside professional advisory firms less frequently. The agreement has an indefinite term and can be terminated by either party upon providing 180 days notice. Many of the Company’s key personnel are now, or will be, directly employed by UMS and seconded to the Company and other members of the group.

Response to COVID-19

The situation in Canada regarding COVID-19 remains fluid and permitted activities continue to be subject to change. At the Company’s Eau Claire project in Quebec, on-site measures are in place for non-vaccinated employees to mitigate the potential spread of the COVID-19 virus. These measures include a pre-travel COVID-19 screening questionnaire; a pre-travel COVID-19 PCR testing; and on-site Rapid Testing for COVID-19.